                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C 20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                               KEANE, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                                               KEANE, INC.
      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                  KEANE, INC.

                                TEN CITY SQUARE
                          BOSTON, MASSACHUSETTS 02129

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2001

                            ------------------------

    The Annual Meeting of Stockholders of Keane, Inc. (the "Company") will be held on Wednesday, May 30, 2001 at 4:30 p.m., Boston time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, to consider and act upon the following matters:

    1. To fix the number of directors at seven and to elect a Board of Directors for the ensuing year;

    2.  To approve the adoption of the Company's 2001 Stock Incentive Plan;

    3. To approve an amendment to the Company's 1992 Employee Stock Purchase Plan to increase the number of shares authorized for issuance under such plan from 2,550,000 to 4,550,000 shares;

    4. To ratify and approve the selection by the Board of Directors of Ernst & Young LLP as the Company's independent accountants for the current year; and

    5. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

    Stockholders of record at the close of business on April 2, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

    All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors

                                          /s/ Hal J. Leibowitz

                                          Hal J. Leibowitz, CLERK

Boston, Massachusetts
April 13, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                  KEANE, INC.

                                TEN CITY SQUARE
                          BOSTON, MASSACHUSETTS 02129

                            ------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2001

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keane, Inc. ("Keane" or the "Company") for use at the Annual Meeting of Stockholders to be held on May 30, 2001, and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Clerk of the Company or by voting in person at the Annual Meeting.

    The Board of Directors has fixed April 2, 2001 as the record date for determining stockholders who are entitled to vote at the meeting. At the close of business on April 2, 2001, there were outstanding and entitled to vote 67,499,400 shares of Common Stock of the Company, $.10 par value per share ("Common Stock"), and 284,891 shares of Class B Common Stock of the Company, $.10 par value per share ("Class B Common Stock"). Each share of Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes.

    THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2000 IS BEING MAILED TO THE COMPANY'S STOCKHOLDERS WITH THIS NOTICE AND PROXY STATEMENT ON OR ABOUT APRIL 13, 2001. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), WITHOUT EXHIBITS. PLEASE ADDRESS ALL SUCH REQUESTS TO THE COMPANY, ATTENTION OF JOHN J. LEAHY, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, TEN CITY SQUARE, BOSTON, MASSACHUSETTS 02129. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

    As used in this Proxy Statement, the terms "Keane" and the "Company" refer to Keane, Inc. and its wholly-owned and majority-owned subsidiaries, unless the context otherwise requires.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of February 1, 2001 (or such other date as is set forth in the footnotes below), the beneficial ownership of the Company's outstanding Common Stock and Class B Common Stock of (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock or Class B Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below and (iv) all current directors and executive officers as a group:

                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)

                                                                                   PERCENTAGE OF
                                                       PERCENTAGE OF   SHARES OF      CLASS B
                                          SHARES OF       COMMON        CLASS B       COMMON
                                            COMMON         STOCK        COMMON         STOCK       PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER        STOCK       OUTSTANDING      STOCK      OUTSTANDING     TOTAL VOTES
------------------------------------      ----------   -------------   ---------   -------------   -------------
John F. Keane(2)........................  11,483,031       16.9%        267,800        94.0%           20.0%
  c/o Keane, Inc.
  Ten City Square
  Boston, MA 02129

Marilyn T. Keane(3).....................  11,483,031       16.9%        267,800        94.0%           20.0%
  c/o Keane, Inc.
  Ten City Square
  Boston, MA 02129

Ross Financial Corporation(4)...........   4,318,500        6.4%             --          --             6.1%
  P.O. Box 31363-SMB
  Grand Cayman, Cayman Islands,
  B.W.I.

Mellon Financial Corporation(5).........   4,307,926        6.4%             --          --             6.1%
  One Mellon Center
  Pittsburgh, PA 15258

Brian T. Keane(6).......................   1,481,117        2.2%         48,221        16.9%            2.8%
  c/o Keane, Inc.
  Ten City Square
  Boston, MA 02129

Philip J. Harkins (7)...................      14,900          *              --          --               *
  c/o Keane, Inc.
  Ten City Square
  Boston, MA 02129

Winston R. Hindle, Jr.(8)...............      15,000          *              --          --               *
  c/o Keane, Inc.
  Ten City Square
  Boston, MA 02129

John F. Keane, Jr.(9)...................   1,291,262        1.9%         48,221        16.9%            2.5%
  c/o Keane, Inc.
  Ten City Square
  Boston, MA 02129

                                                                                   PERCENTAGE OF
                                                       PERCENTAGE OF   SHARES OF      CLASS B
                                          SHARES OF       COMMON        CLASS B       COMMON
                                            COMMON         STOCK        COMMON         STOCK       PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER        STOCK       OUTSTANDING      STOCK      OUTSTANDING     TOTAL VOTES
------------------------------------      ----------   -------------   ---------   -------------   -------------
John F. Rockart (10)....................      42,149          *              --          --               *
  c/o Keane, Inc.
  Ten City Square
  Boston, MA 02129

Robert A. Shafto (11)...................      13,000          *              --          --               *
  c/o Keane, Inc.
  Ten City Square
  Boston, MA 02129

John J. Leahy(12).......................      22,032          *              --          --               *
  c/o Keane, Inc.
  Ten City Square
  Boston, MA 02129

Robert Atwell(13).......................      48,767          *              --          --               *
  c/o Keane, Inc.
  Ten City Square
  Boston, MA 02129

Raymond W. Paris(14)....................     295,912          *              --          --               *
  c/o Keane, Inc.
  Ten City Square
  Boston, MA 02129

John Flavin(15).........................          50          *              --          --               *
  c/o Keane, Inc.
  Ten City Square
  Boston, MA 02129

All current directors and executive       12,435,624       18.3%        270,910        95.1%           21.4%
  officers as a group
  (11 persons)(16)......................

------------------------

* Less than 1% of outstanding stock of the respective class, or less than 1% of aggregate voting power, as the case may be.

(1) The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days following February 1, 2001 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2) Includes (i) 2,382,058 shares of Common Stock held of record by John F. Keane and his wife, Marilyn T. Keane, as trustees of the John F. Keane Qualified Annuity Trust, of which John F. Keane is the beneficiary, (ii) 2,382,058 shares of Common Stock held of record by John F. Keane and Marilyn
    T. Keane, as trustees of the Marilyn T. Keane Qualified Annuity Trust, of which Marilyn T. Keane is the beneficiary, (iii) 1,318,325 shares of Common Stock held of record by Marilyn T. Keane, (iv) 3,524,000 shares of Common Stock and 140,000 shares of Class B Common Stock held of record by Marilyn
    T. Keane and one other individual as trustees of three trusts of which John and Marilyn Keane's adult children are the beneficiaries and (v) options to purchase, within 60 days following February 1, 2001, 20,000 shares of Common Stock held by John F. Keane. With regard to the children's trusts shares, Marilyn T. Keane and the other trustee have sole voting and investment power, but disclaim any beneficial interest in such shares. John F. Keane disclaims beneficial ownership of the shares specified in clauses (ii),
    (iii) and (iv) above.

(3) Includes (i) 2,382,058 shares of Common Stock held of record by Marilyn T. Keane and her husband, John F. Keane, as trustees of the John F. Keane Qualified Annuity Trust, of which John F. Keane is a beneficiary, (ii) 2,382,058 shares of Common Stock held of record by Marilyn T. Keane and John
    F. Keane, as trustees of the Marilyn T. Keane Qualified Annuity Trust, of which Marilyn T. Keane is a beneficiary, (iii) 1,856,590 shares of Common Stock and 127,800 shares of Class B Common Stock held of record by John F. Keane, (iv) 3,524,000 shares of Common Stock and 140,000 shares of Class B Common Stock held of record by Marilyn T. Keane and one other individual as trustees of three trusts of which John and Marilyn Keane's adult children are the beneficiaries and (v) options to purchase, within 60 days following February 1, 2001, 20,000 shares of Common Stock held by John F. Keane. With regard to the children's trusts shares, Marilyn T. Keane and the other trustee have sole voting and investment power, but disclaim any beneficial interest in such shares. Marilyn T. Keane disclaims beneficial ownership of the shares specified in clauses (i), (iii), (iv) and (v) above.

(4) Ross Financial Corporation has sole voting power with respect to all shares. The information reported is based solely on a Schedule 13G, dated January 22, 2001, filed with the SEC by Ross Financial Corporation.

(5) Represents shares beneficially owned by the following direct or indirect subsidiaries of Mellon Financial Corporation: Boston Safe Deposit and Trust Company, Mellon Bank, N.A., Mellon Capital Management Corporation, The Dreyfus Corporation, The Boston Company Asset Management, LLC, MBC Investments Corporation and The Boston Company, Inc. Mellon Financial Corporation has sole voting power with respect to 3,476,821 shares and shared voting power with respect to 280,300 shares. The Boston Company, Inc. has sole voting power with respect to 2,960,160 shares and shared voting power with respect to 268,600 shares. The information reported is based solely on a Schedule 13G, dated January 18, 2001, filed with the SEC by Mellon Financial Corporation and The Boston Company, Inc.

(6) Includes (i) 1,137,333 shares of Common Stock and 46,666 shares of Class B Common Stock held by the John Francis Keane Irrevocable Trust for Benefit of Brian T. Keane, of which Mr. Brian Keane is the beneficiary, (ii) 104,946 shares of Common Stock and 1,555 shares of Class B

    Common Stock held by the John F. and Marilyn T. Keane 1997 Children's Trust for Benefit of Brian T. Keane, of which Mr. Brian Keane is the beneficiary, and (iii) options to purchase, within 60 days following February 1, 2001, 90,000 shares of Common Stock held by Mr. Brian Keane.

(7) Includes options to purchase, within 60 days following February 1, 2001, 5,000 shares of Common Stock held by Mr. Harkins.

(8) Includes options to purchase, within 60 days following February 1, 2001, 1,000 shares of Common Stock held by Mr. Hindle.

(9) Includes (i) 1,193,333 shares of Common Stock and 46,666 shares of Class B Common Stock held by the John Francis Keane Irrevocable Trust for Benefit of Mr. John F. Keane, Jr., of which Mr. John F. Keane, Jr. is the beneficiary,
    (ii) 2,400 shares of Common Stock and 1,555 shares of Class B Common Stock held by the John F. and Marilyn T. Keane 1997 Children's Trust for Benefit of John F. Keane, Jr., of which Mr. John F. Keane, Jr. is the beneficiary, and (iii) options to purchase, within 60 days following February 1, 2001, 63,450 shares of Common Stock held by Mr. John F. Keane, Jr.

(10) Includes options to purchase, within 60 days following February 1, 2001, 1,000 shares of Common Stock held by Dr. Rockart.

(11) Includes options to purchase, within 60 days following February 1, 2001, 1,000 shares of Common Stock held by Mr. Shafto.

(12) Consists of 2,188 shares of restricted stock and options to purchase, within 60 days following February 1, 2001, 19,844 shares of Common Stock held by Mr. Leahy.

(13) Consists of 29,494 shares held of record by Mr. Atwell and his wife, Virginia M. Atwell, and options to purchase, within 60 days following February 1, 2001, 19,273 shares of Common Stock held by Mr. Atwell.

(14) Includes options to purchase, within 60 days following February 1, 2001, 19,845 shares of Common Stock held by Mr. Paris.

(15) Mr. Flavin resigned his position as Senior Vice President of the Company in October 2000.

(16) Includes options to purchase, within 60 days following February 1, 2001, 263,462 shares of Common Stock held by all current directors and executive officers as a group.

VOTES REQUIRED

    The holders of a majority of the aggregate voting power represented by the shares of Common Stock and Class B Common Stock, issued and outstanding and entitled to vote at the meeting, together as a single class, shall constitute a quorum for transacting business at the meeting. The shares of Common Stock and Class B Common Stock present in person or represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the meeting, regardless of how or whether such shares are voted on any specific proposal.

    The affirmative vote of the holders of a plurality of the aggregate voting power represented by the shares of Common Stock and Class B Common Stock, voting together as a single class, present or represented at the meeting is required for the election of directors. The affirmative vote of the holders of a majority of the aggregate voting power represented by the shares of Common Stock and Class B Common Stock, voting together as a single class, present or represented at the meeting, is required for the approval of the Company's 2001 Stock Incentive Plan, approval of an amendment to the Company's 1992 Employee Stock Purchase Plan and the ratification and approval of the selection by the Board of Directors of Ernst & Young LLP as the Company's independent accountants for the current year.

    Shares which are withheld or which abstain from voting and shares held in "street name" by brokers or nominees who indicate that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes"), will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, shares withheld or abstaining and broker non-votes will have no effect on the voting on the election of directors, the approval of the Company's 2001 Stock Incentive Plan, the approval of an amendment to the Company's 1992 Employee Stock Purchase Plan and the ratification and approval of the selection of Ernst & Young LLP as the Company's independent accountants for the current year.

                             ELECTION OF DIRECTORS

    The persons named in the enclosed proxy (Brian T. Keane, John J. Leahy and Hal J. Leibowitz) will vote to fix the number of directors at seven and to elect as directors the seven nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of nominees as to whom authority to vote is withheld. The proxy may not be voted for more than seven directors.

    Each director will be elected to hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified. If a nominee becomes unavailable, the persons acting under the proxy may vote the proxy for the election of a substitute. The Company does not anticipate that any of the nominees will be unavailable.

    Set forth below are the names and certain information with respect to each director of the Company.

    JOHN F. KEANE has served as Chairman of the Board of Directors of the Company since 1967. From 1967 to November 1999, Mr. John Keane, founder of the Company, served as President and Chief Executive Officer of the Company. Mr. John Keane is a director of PerkinElmer, Inc., a public global technology company, and Firstwave Technologies, a public company which provides Internet-based customer relationship management solutions. Mr. John Keane is the father of Mr. Brian Keane, the President, Chief Executive Officer and a director of the Company, and Mr. John Keane, Jr., a director of the Company. Mr. John Keane is 69 years old.

    BRIAN T. KEANE has served as President and Chief Executive Officer of the Company since November 1999 and as a director of the Company since May 1998. From October 1997 to October 1999, Mr. Brian Keane was Executive Vice President and a member of the Office of the President of the Company; from December 1996 to September 1997, he was Senior Vice President of the Company; and from December 1994 to December 1996, he was Area Vice President of the Company's Information Services Division. From July 1992 to December 1994, Mr. Brian Keane served as an ISD Business Area Manager of the Company, and from January 1990 to July 1992, he served as a Branch Manager. Mr. Brian Keane is a son of Mr. John Keane, the founder and Chairman of the Board of

Directors of the Company, and the brother of Mr. John Keane, Jr., a director of the Company. Mr. Brian Keane is 40 years old.

    PHILIP J. HARKINS has served as a director of the Company since February 1997. He is currently the Chief Executive Officer and President of Linkage, Inc., an organizational development company founded by Mr. Harkins in 1988. Prior to 1988, Mr. Harkins was Vice President of Human Resources of the Company. Mr. Harkins is 53 years old.

    WINSTON R. HINDLE, JR. has served as a director of the Company since February 1995. Mr. Hindle is also a director of CareCentric, Inc., formerly known as Simione Central Holdings, Inc., a public company providing information systems and services to home healthcare providers; C.P. Clare Corporation, a public company providing high-voltage analog semiconductor integrated packages, components and switches; and Mestek, Inc., a public company which manufactures and markets industrial products. From September 1962 to July 1994, Mr. Hindle served as a Vice President and, subsequently, Senior Vice President of Digital Equipment Corporation, a computer systems and services firm. Mr. Hindle is 70 years old.

    JOHN F. KEANE, JR. has served as a director of the Company since May 1998. Mr. John Keane, Jr. has been the President and Chief Executive Officer of ArcStream Solutions, Inc., a consulting and systems integration firm focusing on mobile and wireless solutions which he founded, since July 2000. From October 1997 to July 2000, Mr. John Keane, Jr. was Executive Vice President and a member of the Office of the President of the Company; from December 1996 to September 1997, Mr. John Keane, Jr. was Senior Vice President of the Company; and from December 1994 to December 1996, he was Area Vice President of the Company's Information Services Division. From January 1994 to December 1994, Mr. John Keane, Jr. served as an ISD Business Area Manager of the Company. From July 1992 to January 1994, Mr. John Keane, Jr. acted as manager of Software Reengineering, and from January 1991 to July 1992, he served as Director of Corporate Development. Mr. John Keane, Jr. is the brother of Mr. Brian Keane, the President, Chief Executive Officer and a director of the Company, and a son of Mr. John Keane, the founder and Chairman of the Board of Directors of the Company. Mr. John Keane, Jr. is 41 years old.

    JOHN F. ROCKART has served as a director of the Company since its incorporation in 1967. He is currently a Senior Lecturer at the Alfred J. Sloan School of Management of the Massachusetts Institute of Technology. Dr. Rockart became a Senior Lecturer at the Center in 1974. Dr. Rockart is a director of Comshare, Inc., a public company developing and supporting e-Business solutions for management planning and control. Dr. Rockart is 69 years old.

    ROBERT A. SHAFTO has served as a director of the Company since February 1994. He is currently retired. From 1993 until May 1998, Mr. Shafto served as the Chairman and Chief Executive Officer of New England Financial, an insurance and investment firm formerly known as New England Life Insurance Company, which he joined in 1972. Mr. Shafto has served as a director of the Company since February 1994. Mr. Shafto is 65 years old.

    The Company has a standing Audit Committee, comprised of Messrs. Harkins, Hindle and Shafto and Dr. Rockart, which held four meetings during the year ended December 31, 2000. The Audit Committee makes recommendations to the Board of Directors relative to the appointment of independent auditors, reviews the scope and results of the independent audit, and establishes and monitors policy relative to non-audit services provided by the independent auditors in order to ensure that the auditors are in fact independent.

    The Company has a standing Compensation Committee, comprised of Messrs. Harkins, Hindle and Shafto and Dr. Rockart, which held five meetings during the year ended December 31, 2000. The Compensation Committee annually reviews and approves the compensation of the Company's senior executives, administers the Company's 1992 Stock Option Plan, the Company's 1992 Employee Stock Purchase Plan, and the Company's 1998 Stock Incentive Plan.

    The Company formed a Governance and Nominating Committee on July 27, 2000. The Governance and Nominating Committee is comprised of Messrs John F. Keane, John F. Keane, Jr., Harkins and Hindle and held no meetings during the year ended December 31, 2000. The Governance and Nominating Committee examines and defines the Board of Directors' role in corporate governance, formulates policy to address stockholder concerns and formulates guidance for management action to deal with evolving social issues, both internal and external to the organization. The Governance and Nominating Committee also nominates persons to serve as members of the Board of Directors, recommends directors to serve on various Board committees, and recommends a successor to the Chief Executive Officer whenever a vacancy occurs for any reason. The Governance and Nominating Committee will consider for nomination to the Board of Directors candidates suggested by the stockholders, provided that such recommendations are delivered to the Company, with an appropriate biographical summary, no later than the deadline for submission of stockholder proposals.

    During the year ended December 31, 2000, the Board of Directors of the Company held ten meetings. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served, in each case during the periods that he served.

DIRECTORS' COMPENSATION

    Compensation of the Company's non-employee directors currently consists of an annual director's fee of $4,000 plus $1,000 and expenses for each meeting of the Board of Directors attended. Non-employee directors are also eligible to receive stock options under the Company's stock incentive plans. In February 2000, each non-employee director received an option to purchase 1,000 shares of the Company's Common Stock at an exercise price of $27.31 per share, and in December 2000, each non-employee director received an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $9.75 per share. Directors who are officers or employees of the Company do not receive any additional compensation for their services as directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth information with respect to the annual and long-term compensation of (i) the Company's chief executive officer, (ii) the four most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 2000, and (iii) two other persons who each served as an executive officer during 2000 and would have been among the four most highly compensated executive officers but for the fact that they were no longer serving as executive officers as of December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION                              LONG-TERM COMPENSATION
                              ------------------------------                     ----------------------------
                                                                                   AWARDS          PAYOUTS
                                                                                 ----------     -------------
                                                                                                  NUMBER OF
                                                                                 RESTRICTED      SECURITIES
                                                                 OTHER ANNUAL      STOCK         UNDERLYING       LTIP
                                          SALARY     BONUS       COMPENSATION      AWARDS       OPTIONS/SARS    PAYOUTS
NAME AND PRINCIPAL POSITION     YEAR       ($)        ($)             ($)          ($)(1)            (2)          ($)
---------------------------   --------   --------   --------     -------------   ----------     -------------   --------
John F. Keane...............    2000     239,929         --            --              --          100,000         --
  Chairman of the Board of      1999     403,399    133,000(3)         --              --           80,000         --
  Directors                     1998     428,961         --            --              --               --         --

Brian T. Keane..............    2000     376,595    100,000            --              --          300,000         --
  President and Chief           1999     325,881         --            --              --          130,000         --
  Executive Officer             1998     308,498    105,000            --              --           30,000         --

John J. Leahy(5)............    2000     311,909     34,630            --          51,877(6)        90,000         --
  Senior Vice President--       1999     118,846         --            --              --           45,000         --
  Finance and Chief             1998          --         --            --              --               --         --
  Financial Officer

Robert Atwell...............    2000     327,316     75,000            --          14,937(6)        90,000         --
  Senior Vice President--       1999     243,885     96,232            --              --           20,000         --
  North American Branch         1998     236,166     50,000            --              --           12,500         --
  Operations

Raymond W. Paris............    2000     265,166     25,000            --              --           45,000         --
  Senior Vice President--       1999     249,798         --            --          70,009(6)        11,500         --
  Healthcare Solutions          1998     255,790     80,000            --              --            5,000         --
  Division

John F. Keane, Jr.(8).......    2000     356,250         --            --              --           10,000         --
  Former Executive Vice         1999     325,731         --            --              --          130,000         --
  President                     1998     308,472    105,000            --              --           30,000         --

John Flavin(9)..............    2000     255,965         --            --              --               --         --
  Former Senior Vice            1999     230,820         --            --              --           20,000         --
  President                     1998      29,615         --            --              --            5,000         --


                                ALL OTHER
                              COMPENSATION
NAME AND PRINCIPAL POSITION        ($)
---------------------------   -------------
John F. Keane...............      2,000(4)
  Chairman of the Board of        2,000(4)
  Directors                       2,000(4)
Brian T. Keane..............      2,000(4)
  President and Chief             2,000(4)
  Executive Officer               2,000(4)
John J. Leahy(5)............     65,362(7)
  Senior Vice President--         9,582
  Finance and Chief                  --
  Financial Officer
Robert Atwell...............         --
  Senior Vice President--            --
  North American Branch              --
  Operations
Raymond W. Paris............      2,000(4)
  Senior Vice President--         2,000(4)
  Healthcare Solutions            2,000(4)
  Division
John F. Keane, Jr.(8).......      2,000(4)
  Former Executive Vice           2,000(4)
  President                       1,412(4)
John Flavin(9)..............        914(4)
  Former Senior Vice                 --
  President                          --

------------------------------

(1) Represents the difference between the closing price for the Company's Common Stock on the American Stock Exchange on the date of grant and the per share purchase price, multiplied by the number of shares awarded.

(2) All options other than options granted in December 2000 become exercisable in three or four equal installments commencing on the first or second anniversary of the date of grant. Options granted in December 2000 become exercisable in a single installment on the fifth anniversary of the date of grant, provided that the vesting of such options immediately accelerates with respect to 34% of the shares covered thereby upon the Company's achieving earnings per share of $1.00, with respect to an additional 33% of the shares covered thereby upon the Company's achieving earnings per share of $1.50 and with respect to the remaining 33% of the shares covered thereby upon the Company's achieving earnings per share of $2.00.

(3) Represents a bonus paid to Mr. John Keane in 1999 for performance in 1998.

(4) Consists of contributions to the Company's 401(k) Plan on behalf of the named executive officer.

(5) Mr. Leahy joined the Company in August 1999.

(6) Shares of restricted stock vest in three equal annual installments commencing on the first anniversary of the date of grant. As of December 31, 2000, the number of shares (whether vested or unvested) held by each of Messrs. Leahy, Atwell and Paris was 2,188, 630 and 2,940, respectively, and the value of such shares (whether vested or unvested) was $21,114, $6,080 and $28,371, respectively.

(7) Consists of reimbursement by the Company of relocation expenses.

(8) Mr. John Keane, Jr. resigned from his positions as Executive Vice President and a member of the Office of the President of the Company in July 2000.

(9) Mr. Flavin joined the Company in November 1998 and resigned from his position as Senior Vice President of the Company in October 2000.

OPTION GRANTS DURING 2000

    The following table sets forth the number of shares of the Company's Common Stock underlying options granted, the exercise price per share and the expiration date of all options granted to each of the named executive officers during 2000:

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS                                         POTENTIAL REALIZABLE
                                ------------------------------------------------------                            VALUE AT
                                                            PERCENT OF                                         ASSUMED ANNUAL
                                           NUMBER OF          TOTAL                                            RATES OF STOCK
                                           SECURITIES      OPTIONS/SARS    EXERCISE OR                       PRICE APPRECIATION
                                           UNDERLYING       GRANTED TO     BASE PRICE                        FOR OPTION TERM(1)
                                DATE OF     OPTIONS        EMPLOYEES IN     PER SHARE      EXPIRATION      ----------------------
EXECUTIVE OFFICER                GRANT      GRANTED        FISCAL YEAR        $/SH            DATE           5%($)       10%($)
-----------------               --------   ----------     --------------   -----------   ---------------   ---------   ----------
John F. Keane.................  12/29/00    100,000(2)        2.80%          $ 9.75         12/29/10       $270,000    $  596,000

Brian T. Keane................  02/09/00    100,000(3)        2.80%          $22.50           2/9/05       $622,000    $1,374,000
                                12/29/00    200,000(2)        5.59%          $ 9.75         12/29/10       $540,000    $1,192,000

John J. Leahy.................  01/20/00     30,000(3)        0.84%          $27.31          1/20/05       $226,500    $  500,400
                                12/29/00     60,000(2)        1.68%          $ 9.75         12/29/10       $162,000    $  357,600

Robert Atwell.................  01/20/00     30,000(3)        0.84%          $27.31          1/20/05       $226,500    $  500,400
                                12/29/00     60,000(2)        1.68%          $ 9.75         12/29/10       $162,000    $  357,600

Raymond W. Paris..............  01/20/00     15,000(3)        0.42%          $27.31          1/20/05       $113,250    $  250,200
                                12/29/00     30,000(2)        0.84%          $ 9.75         12/29/10       $ 81,000    $  178,800

John F. Keane, Jr.(4).........  12/29/00     10,000(2)        0.28%          $ 9.75         12/29/10       $ 27,000    $   59,600

John Flavin(5)................  01/20/00     30,000(3)        0.84%          $27.31          1/20/05       $226,500    $  500,400

------------------------------

(1) Amounts represent hypothetical gains that could be achieved for the options if exercised at the end of the option terms. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised.

(2) Options become exercisable in a single installment on the fifth anniversary of the date of grant, provided that the vesting of such options immediately accelerates with respect to 34% of the shares covered thereby upon the Company's achieving earnings per share of $1.00, with respect to an additional 33% of the shares covered thereby upon the Company's achieving earnings per share of $1.50 and with respect to the remaining 33% of the shares covered thereby upon the Company's achieving earnings per share of $2.00.

(3) Options become exercisable in four equal annual installments commencing on the first anniversary of the date of grant.

(4) Mr. John Keane, Jr. resigned from his positions as Executive Vice President and a member of the Office of the President of the Company in July 2000.

(5) Mr. Flavin resigned from his position as Senior Vice President of the Company in October 2000.

OPTION EXERCISES DURING 2000 AND YEAR END OPTION VALUES

    The following table sets forth the aggregate dollar value of all options exercised and the total number of unexercised options held, on December 31, 2000, by each of the named executive officers:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                          NUMBER OF SECURITIES
                                                               UNDERLYING           VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS/          IN-THE-MONEY
                             NUMBER OF                          SARS AT          OPTIONS/SARS AT FISCAL YEAR
                              SHARES                        FISCAL YEAR END                END($)
                             ACQUIRED                     --------------------   ---------------------------
                                ON           VALUE            EXERCISABLE/              EXERCISABLE/
EXECUTIVE OFFICER            EXERCISE    REALIZED($)(1)      UNEXERCISEABLE           UNEXERCISEABLE(2)
-----------------            ---------   --------------   --------------------   ---------------------------
John F. Keane..............       --              --       20,000/160,000                         0/0

Brian T. Keane.............   20,000         442,400       74,168/415,832                    75,000/0

John J. Leahy..............       --              --       11,250/125,938                         0/0

Robert Atwell..............   12,333         179,649        6,250/115,213                         0/0

Raymond W. Paris...........   36,000         839,160        30,709/61,731                    75,000/0

John F. Keane, Jr.(3)......       --              --       59,282/125,832                    24,990/0

John Flavin(4).............       --              --             0/0                              0/0

------------------------

(1) Value is calculated based on the difference between the option exercise price and the closing market price of the Company's Common Stock on the American Stock Exchange on the date of exercise, multiplied by the number of shares to which the exercise relates.

(2) The closing price for the Company's Common Stock on the American Stock Exchange on December 29, 2000 (the last day of trading in 2000) was $9.75. Value is calculated on the basis of the difference between the option exercise price and $9.75, multiplied by the number of shares of Common Stock underlying the option.

(3) Mr. John Keane, Jr. resigned from his positions as Executive Vice President and a member of the Office of the President of the Company in July 2000.

(4) Mr. Flavin resigned from his position as Senior Vice President of the Company in October 2000.

EXECUTIVE EMPLOYMENT AGREEMENT

    The Company is a party to an agreement with John J. Leahy relating to Mr. Leahy's employment as the Company's Senior Vice President and Chief Financial Officer. Pursuant to the agreement, Mr. Leahy is entitled to an annual salary of $300,000. The agreement also provides for the participation of Mr. Leahy in the Company's Senior Management Bonus Plan, at a level of up to 35% of Mr. Leahy's salary based upon achievement of established annual criteria, and a one-time grant to Mr. Leahy of options to purchase 45,000 shares of the Company's Common Stock under the 1998 Stock Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company is not aware of any executive officer, director or principal stockholder who failed to comply with filing requirements under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") during the year ended December 31, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is comprised of Messrs. Harkins, Hindle and Shafto and Dr. Rockart. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
  COMPENSATION

    The Company's compensation policy for executive officers has been to offer competitive compensation based on the individual's performance as well as the overall performance of the Company. The Company's compensation program is intended to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company.

    The compensation of the Company's senior executives (other than the Chief Executive Officer) is reviewed and approved annually by the Compensation Committee based upon the recommendations of the Chief Executive Officer and the evaluation of the members of the Compensation Committee. Each of the named executives regularly makes presentations to the Board of Directors. As a result, the members of the Compensation Committee are personally familiar with the performance of each senior executive.

    The key components of executive compensation are salary, which is based on factors such as the individual's performance and level of responsibility in comparison to similar positions in comparable companies in the industry, and stock option awards. In December 2000, the Company initiated a new "Time Accelerated Restricted Stock Award Plan" ("TARSAP") under its 1998 Stock Incentive Plan. The vesting of options granted under the TARSAP accelerates upon the Company's obtaining certain profitability criteria. Otherwise, such options vest on the fifth anniversary of the date of grant. The Company began awarding options under the TARSAP to executives in order to better align the interest of such individuals with the interest of stockholders in the Company's long-term success. The Compensation Committee believes that TARSAP grants will continue to be a key component of executive compensation in the future.

    The compensation of the Company's Chief Executive Officer is determined annually by the Compensation Committee. The Chief Executive Officer's salary in 2000 was based on a variety of factors including those described above and a comparison of the compensation of the chief executive officers of comparable companies in the industry. The Chief Executive Officer did not participate in any decisions regarding his own compensation. The Compensation Committee believes that, although the base salary of the Chief Executive Officer is not directly related to financial performance, his base salary may be more modest than that paid to comparable industry executives.

    The Compensation Committee expects that compensation levels will continue to depend primarily on each individual's personal performance as well as on the overall performance of the Company.

    Section 162(m) of the Internal Revenue Code of 1986, as amended, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee's present intention is to structure its stock option grants and certain other equity-based awards in a manner that complies with Section 162(m) of the Code unless the Compensation Committee believes that such compliance would not be in the best interests of the Company or its stockholders. Nevertheless, the Compensation Committee reserves the right to use its judgment to authorize compensation payments which may be in excess of the Section 162(m) limitation when the Committee believes such payments are appropriate after taking into consideration business conditions or the officer's performance and are in the best interests of stockholders.

                                          The Compensation Committee

                                          Philip J. Harkins
                                          Winston R. Hindle, Jr.
                                          John F. Rockart
                                          Robert A. Shafto

STOCK PERFORMANCE CHART

    The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five years ended December 31, 2000 with the cumulative total return on (i) the Standard & Poor's 500 Composite Index (the "S&P Composite") and (ii) a peer group index selected by the Company which includes the following five publicly traded companies within the Company's industry: American Management Systems, Inc., Computer Sciences Corp., Electronic Data Systems Corporation, Sapient Corporation and Cambridge Technology Partners (Massachusetts), Inc. (the "Peer Group"). The comparison assumes $100 was invested on December 31, 1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            12/95   12/96   12/97   12/98   12/99   12/00
KEANE,
INC.        100.00  287.01  734.46  722.03  580.79  176.27
S & P 500   100.00  122.96  163.98  210.84  255.22  231.98
PEER GROUP  100.00   92.44   95.95  118.34  176.35  120.74

                       CERTAIN RELATED PARTY TRANSACTIONS

    In February 1985, the Company entered into a lease, which subsequently was extended to a term of 20 years, with City Square Limited Partnership, pursuant to which the Company leased approximately 34,000 square feet of office and development space in a building located in Boston, Massachusetts. The Company now leases approximately 88% of this building and the remaining 12% is occupied by other tenants. John F. Keane, Chairman of the Board of the Company, and Philip J. Harkins, a director of the Company, are limited partners of City Square. Based upon its knowledge of rental payments for comparable facilities in the Boston area, the Company believes that the rental payments under this lease, which will be approximately $850,000 per year ($25.00 per square foot) for the remainder of the lease term (until February 2006), plus specified percentages of any annual increases in real estate taxes and operating expenses, were, at the time the Company entered into the lease, as favorable to the Company as those which could have been obtained from an independent third party.

                     APPROVAL OF 2001 STOCK INCENTIVE PLAN

    On February 15, 2001, the Board of Directors adopted resolutions, subject to stockholder approval, to adopt the Company's 2001 Stock Incentive Plan (the "2001 Plan"). Up to 7,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2001 Plan.

    The Board adopted the 2001 Stock Plan because the number of shares currently available under the Company's 1998 Stock Incentive Plan (the "1998 Plan") is insufficient to satisfy the Company's anticipated incentive compensation needs for current and future employees. The Board of Directors believes that grants of stock options under the 1998 Plan have been an important element in attracting and retaining key employees who are expected to contribute to the Company's growth and success. The 2001 Plan is intended to provide for the continuation of the Company's stock incentive program. In addition, the Company intends to continue its "Time Accelerated Restricted Stock Award Plan" under the 2001 Plan, subject to stockholder approval, whereby the vesting of options granted pursuant to the TARSAP and otherwise exercisable upon the fifth anniversary of the grant date will accelerate upon the Company's attainment of certain performance targets. In 2000, approximately 53% of the shares subject to options granted to employees of the Company were subject to TARSAP options. The Company believes that the grant of TARSAP options better aligns the interests of these individuals with those of the Company's stockholders in the future growth and success of the Company.

    As of March 30, 2001, 2,142,572 shares were available for future awards under the 1998 Plan. If the 2001 Plan is approved, the Company will have additional authorized shares of Common Stock available for future grants, including grants in connection with any acquisitions by the Company. The Company will continue to grant options for the balance of the shares available under the 1998 Plan.

    THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL AND ADOPTION OF THE 2001 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

SUMMARY OF THE 2001 PLAN

    The following is a brief summary of the 2001 Plan. The following summary is qualified in its entirety by reference to the 2001 Plan, a copy of which is attached as Exhibit A to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 2001 Plan may be obtained from the Clerk of the Company.

    DESCRIPTION OF AWARDS

    The 2001 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-statutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively "Awards"). Generally, Awards under the 2001 Plan are not assignable or transferable except by will or the laws of descent and distribution, except as otherwise determined by the Board of Directors.

    INCENTIVE STOCK OPTIONS AND NON-STATUTORY STOCK OPTIONS. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of all classes of stock of the Company, its parent or subsidiaries). Options may not be granted for a term in excess of ten years (five years in the case of incentive stock options granted to optionees holding more than 10% of the voting power of all classes of stock of the Company, its parent or subsidiaries). The 2001 Plan permits the administrator to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note, or by any other lawful means.

    RESTRICTED STOCK AWARDS. Restricted Stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

    OTHER STOCK-BASED AWARDS. Under the 2001 Plan, the Board of Directors has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

    ELIGIBILITY TO RECEIVE AWARDS

    Officers, employees, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 2001 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company, any parent or any subsidiary. The maximum number of shares with respect to which Awards may be granted to any participant under the 2001 Plan may not exceed 350,000 shares per calendar year.

    As of March 30, 2001, under the terms of the 2001 Plan, approximately 6,500 persons would have been eligible to receive Awards under the 2001 Plan, including the Company's six executive officers and five non-employee directors. Under the Company's current compensation guidelines, Awards of options are only granted to members of management and other key employees. The granting of Awards under the 2001 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

    On March 30, 2001, the last reported sale price of the Company Common Stock on the American Stock Exchange was $13.00.

    ADMINISTRATION

    The 2001 Plan is administered by the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2001 Plan and to interpret the provisions of the 2001 Plan. Pursuant to the terms of the 2001 Plan, the Board of Directors may delegate authority under the 2001 Plan to one or more committees of the Board, and subject to certain limitations, to one or more executive officers of the Company. Subject to any applicable limitations contained in the 2001 Plan, the Board of Directors, or any committee or executive officer to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines the terms of each Award, including (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options, and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

    The Board of Directors may, in its sole discretion, include additional provisions in any Award granted or made under the 2001 Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to Optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors, so long as not inconsistent with the 2001 Plan or applicable law. The Board of Directors may also, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 2001 Plan may be exercised.

    The Board of Directors is required to make appropriate adjustments in connection with the 2001 Plan and any outstanding Awards to reflect stock dividends, stock splits and certain other events. In the event of a merger, liquidation or other Acquisition Event (as defined in the 2001 Plan), the Board of Directors is authorized to provide for outstanding options or other stock-based Awards to be assumed or substituted for, to accelerate the Awards to make them fully exercisable prior to consummation of the Acquisition Event or to provide for a cash out of the value of any outstanding options. If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common

Stock covered by such Award will again be available for grant under the 2001 Plan subject, however, in the case of incentive stock options to any restrictions under the Code.

    AMENDMENT OR TERMINATION

    No Award may be made under the 2001 Plan after February 15, 2011, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2001 Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2001 Plan and with respect to the sale of Common Stock acquired under the 2001 Plan.

    INCENTIVE STOCK OPTIONS

    In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

    Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for more than two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

    If the participant sells ISO Stock for more than the exercise price prior to having owned it for more than two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

    If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

    NON-STATUTORY STOCK OPTIONS

    As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

    With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

    RESTRICTED STOCK AWARDS

    A participant will not recognize taxable income upon the grant of a restricted stock Award, unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a
Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

    Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. The gain or loss will be a long-term gain or loss if the shares are held for more than one year.

    OTHER STOCK-BASED AWARDS

    The tax consequences associated with any other stock-based Award granted under the 2001 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant's holding period and tax basis for the Award or underlying Common Stock.

    TAX CONSEQUENCES TO THE COMPANY

    The grant of an Award under the 2001 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 2001 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2001 Plan, including in connection with a restricted stock Award or as a result of the exercise of a non-statutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                            APPROVAL OF AMENDMENT TO
                       1992 EMPLOYEE STOCK PURCHASE PLAN

    On February 15, 2001, the Board of Directors adopted resolutions, subject to stockholder approval, to approve an amendment (the "Purchase Plan Amendment") to the Company's 1992 Employee Stock Purchase Plan, as amended to date (as so amended, the "1992 Purchase Plan"), to increase the number of shares available for issuance under the 1992 Purchase Plan from 2,550,000 to 4,550,000. The Board of Directors believes that providing employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock under the 1992 Purchase Plan has been, and will continue to be, an important compensation element in attracting, retaining and motivating employees who are expected to contribute to the future growth and success of the Company. If the Purchase Plan Amendment is approved, the Company will have additional authorized shares of Common Stock available for purchase by employees under the 1992 Purchase Plan.

    As of March 30, 2001, 223,140 shares were available for issuance under the 1992 Purchase Plan. During 2000, a total of 384,149 shares of Common Stock were purchased under the 1992 Purchase Plan at prices ranging from $18.38 to $18.59 per share.

    THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE PURCHASE PLAN AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

SUMMARY OF THE 1992 PURCHASE PLAN

    The following is a brief summary of the 1992 Purchase Plan. The following summary is qualified in its entirety by reference to the 1992 Purchase Plan, a copy of which (as proposed to be amended) is attached as Exhibit B to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1992 Purchase Plan may be obtained upon request from the Clerk of the Company.

    ADMINISTRATION AND ELIGIBILITY

    The 1992 Purchase Plan is administered by the Board of Directors. Employees of the Company who have completed one year of continuous service are eligible to participate. Employees who are customarily employed for 20 hours or less per week or who own more than 5% of the voting stock of the Company are not eligible to participate in the 1992 Purchase Plan.

    As of March 30, 2001, a total of 5,480 employees were eligible to participate in the 1992 Purchase Plan. Because participation in the 1992 Purchase Plan is voluntary, the Company cannot determine the number of shares of Common Stock to be purchased in the future by any particular person or group.

    PURCHASE PRICE AND TERMS

    The 1992 Purchase Plan is implemented through a series of six-month offering periods which begin each January 1 and July 1, or the first business day thereafter. In order to participate in an offering under the 1992 Purchase Plan, an employee must complete a payroll deduction authorization form which indicates the whole percentage from 1% to 10% to be deducted from the employee's salary and applied to the purchase of Common Stock during the offering period. Under the 1992 Purchase Plan, the payroll deductions may not exceed 10% of the employee's compensation for the period during which the employee elects to participate in the plan or $20,000 per year. During an offering period, an employee may not alter the percentage of his or her payroll deduction for such offering, except that, by written notice to the plan administrator at least one month prior to the last day of an offering period, an employee may elect to discontinue all future payroll deductions and withdraw all accumulated payroll deductions in his or her account. The purchase price of the shares in each offering period is 85% of the closing price per share on the American Stock Exchange on either the first day or the last day of the offering period, whichever is lower.

    AMENDMENT AND TERMINATION

    The Board of Directors has the authority to amend the 1992 Purchase Plan at any time and from time to time, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code or by Rule 16b-3 promulgated under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the 1992 Purchase Plan to fail to comply with Section 16 of the Exchange Act or Section 423 of the Code.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the United States federal income tax consequences that generally will arise with respect to purchases made under the 1992 Purchase Plan and with respect to the sale of Common Stock acquired under the 1992 Purchase Plan.

    TAX CONSEQUENCES TO PARTICIPANTS

    In general, a participant will not recognize taxable income upon enrolling in the 1992 Purchase Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the 1992 Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

    If a participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

    - 15% of the fair market value of the Common Stock on the Grant Date; or

    - the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

    Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

    If a participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

    TAX CONSEQUENCES TO THE COMPANY

    The offering of Common Stock under the 1992 Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the 1992 Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

    Subject to ratification by the stockholders, the Board of Directors has selected the firm of Ernst & Young LLP ("Ernst & Young") as the Company's independent accountants for the year ending December 31, 2001. Ernst & Young has served as the Company's independent accountants since April 2, 1999. Although stockholder approval of the Board of Directors' selection of Ernst & Young is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If the stockholders do not approve this proposal at the Annual Meeting, the Board of Directors may reconsider the selection of Ernst & Young.

    Representatives of Ernst & Young are expected to be present at the Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Company's Board of Directors is composed of four members and acts under a written charter first adopted and approved in May 2000. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix I. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the American Stock Exchange.

    The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2000 and discussed these financial statements with the Company's management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and issue a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent auditors, the following:

    - the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

    - the Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;

    - changes in the Company's accounting practices, principles, controls or methodologies;

    - significant developments or changes in accounting rules applicable to the Company; and

    - the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

Management represented to the Audit Committee that the Company's financial statements had been prepared in accordance with generally accepted accounting principles.

    The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Ernst & Young LLP, the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

    - methods to account for significant unusual transactions;

    - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

    - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

    - disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

    The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company is compatible with maintaining such auditors' independence.

    Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          The Audit Committee

                                          Philip J. Harkins
                                          Winston R. Hindle, Jr.
                                          John F. Rockart
                                          Robert A. Shafto

INDEPENDENT AUDITORS FEES AND OTHER MATTERS

    AUDIT FEES

    Ernst & Young billed the Company an aggregate of $299,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    Ernst & Young did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

    ALL OTHER FEES

    Ernst & Young billed the Company an aggregate of $677,000 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000.

                                 OTHER MATTERS

    The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

    All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses in connection with the distribution of proxy solicitation material. In addition, the Company has retained Corporate Investor Communications, Inc. ("CIC") to solicit proxies from banks, brokers, nominees and intermediaries. The Company expects to pay CIC approximately $10,000 for these services.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal office in Boston, Massachusetts not later than December 14, 2001 for inclusion in the proxy statement for that meeting.

    Stockholders who wish to make a proposal at the 2002 Annual Meeting of Stockholders other than one that will be included in the Company's proxy materials should notify the Company no later than February 27, 2002 and no earlier than February 12, 2002. If a stockholder who wished to present a proposal fails to notify the Company by this date, the proxies that management solicits for that meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before that meeting. If a stockholder makes timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the Securities and Exchange Commission's proxy rules.

                                          By order of the Board of Directors,

                                          /s/ Hal J. Leibowitz

                                          Hal J. Leibowitz, CLERK

April 13, 2001

    THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND WE APPRECIATE YOUR COOPERATION.

                                   APPENDIX I

                                  KEANE, INC.
                            AUDIT COMMITTEE CHARTER

I. PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance and business ethics. Key components of fulfilling this charge include:

    - Facilitating and maintaining an open avenue of communication among the Board of Directors, Audit Committee, Senior Management, and the independent external auditors.

    - Serving as an independent and objective party to monitor the corporation's financial reporting process and internal control system.

    - Reviewing and appraising the efforts of the independent auditors.

II. ORGANIZATION/COMPOSITION

    The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as defined by the NASDAQ/AMEX independent director standards. The members will be free from any financial, family or other material personal relationship that, in the opinion of the Board or Audit Committee members, would interfere with the exercise of his or her independence from management and the corporation. All members of the committee will have a working familiarity with basic finance and accounting practices and at least one member will have an accounting or related financial management expertise.

III. MEETINGS

    The Committee will meet at least twice annually. Additional meetings may occur more frequently as circumstances dictate. Meetings will focus primarily on audit/financial issues. The Committee will request legal updates from the General Counsel and /or outside legal resources as they determine the need exists. Prior to each meeting the agenda will be agreed upon by the Chairman of the Audit Committee and the Senior Vice President of Finance. The Committee members will have sole discretion in determining the meeting attendees and agenda.

IV. RESPONSIBILITIES AND DUTIES

    The Audit Committee will:

    A. GENERAL

       - Adopt a formal written charter that is approved by the full Board of Directors that specifies scope of responsibility, process, membership, etc. The charter will be reviewed as necessary, but at least annually. The charter will be published at least once every three years in accordance with SEC regulations.

       - Maintain minutes or other records of meetings and activities.

       - Report Committee actions to the Board with such recommendations the Committee may deem appropriate.

       - Make itself available to the Chief Financial Officer to discuss matters that either the Chief Financial Officer or Committee believe should be discussed privately.

       - Conduct or authorize investigations as appropriate into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

    B. EXTERNAL/INDEPENDENT AUDITORS

       - Recommend to the Board the selection of the independent auditors, considering independence and effectiveness, and approve the fees to be paid to the independent auditors. Annually, the Committee will discuss with the independent auditors all significant relationships the auditors have with the corporation to determine the auditors' independence.

       - Approve any replacement of the independent auditors.

       - Consult with the independent auditors, without management's presence, about internal controls and the fullness/accuracy of the financial statements.

       - Meet with the independent auditors and financial management of the company to review the scope of the proposed external audit. The external audit scope shall include a requirement that the independent auditors inform the Audit Committee of any significant changes in the independent auditors original Audit plan and that the external auditors conduct an Interim Financial Review prior to the company's filing of each quarterly report to shareholders (Form 10-Q).

       - Review the coordination of internal and external audit procedures to promote an effective use of resources and ensure a complete but nonredundant audit.

       - Instruct the independent auditors that although they are also responsible to senior management, the Audit Committee and, ultimately, the Board of Directors are the primary direct reporting clients of the auditors.

    C. FINANCIAL STATEMENTS/INTERNAL CONTROLS

       - Review annual financial statements with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements, including the nature and extent of any significant changes in accounting principles, and approve such financial statements prior to release of the annual earnings.

       - Consider external auditors' judgements regarding the quality and appropriateness of financial statements.

       - Inform financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

       - Inform financial management and the independent auditor that they need to discuss with the Audit Committee their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the corporation.

    D. OTHER AUDIT COMMITTEE RESPONSIBILITIES

       - Review and approve the report of the audit committee in the proxy statement. The report shall include:

       - Disclosure of the committee review and discussions with management and the independent auditors, regarding the corporation's financial statements and significant judgements about the financial statements.

       - A statement that the committee has satisfied its responsibility under this charter for the prior year.

                                                                      EXHIBIT A


                                   KEANE, INC.

                            2001 STOCK INCENTIVE PLAN

1.       PURPOSE

         The purpose of this 2001 Stock Incentive Plan (the "Plan") of Keane, Inc., a Massachusetts corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2.        ELIGIBILITY

         All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options or restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.       ADMINISTRATION AND DELEGATION

         (a) ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b) DELEGATION TO EXECUTIVE OFFICERS. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

         (c) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4.       STOCK AVAILABLE FOR AWARDS

         (a) NUMBER OF SHARES. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 7,000,000 shares of common stock, $.10 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) PER-PARTICIPANT LIMIT. Subject to adjustment under Section 8, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 350,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

5.       STOCK OPTIONS

         (a) GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

         (b) INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of Keane, Inc. or any of its present or future parent or subsidiary corporations and shall be subject to and shall be construed consistently with the requirements of
Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

         (c) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

         (d) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of ten years.

         (e) EXERCISE OF OPTION. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

         (f) PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

                  (1) in cash or by check, payable to the order of the Company;

                  (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

                  (3) to the extent permitted by the Board and expressly provided in an option agreement, when the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant at least six months prior to such delivery;

                  (4) to the extent permitted by the Board, in its sole discretion, and expressly provided in an option agreement, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board or (ii) payment of such other lawful consideration as the Board may determine; or

                  (5) by any combination of the above permitted forms of payment.

6.       RESTRICTED STOCK.

         (a) GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

         (b) TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

         (c) STOCK CERTIFICATES. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7. OTHER STOCK BASED AWARDS. The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.       ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

         (a) CHANGES IN CAPITALIZATION. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b),
(iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

         (b) LIQUIDATION OR DISSOLUTION. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

         (c) ACQUISITION EVENTS

                  (1) DEFINITION. An "Acquisition Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

                  (2) CONSEQUENCES OF AN ACQUISITION EVENT ON OPTIONS. Upon the occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board may take any one or more of the following actions:

                           (a) provide that outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code;

                           (b) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event;

                           (c) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable), exceeds (B) the aggregate exercise price of such Options; and

                           (d) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

                  (3) CONSEQUENCES OF AN ACQUISITION EVENT ON RESTRICTED STOCK AWARDS. Upon the occurrence of an Acquisition Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                  (4) Consequences of an Acquisition Event on Other Awards. The Board shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

9.       GENERAL PROVISIONS APPLICABLE TO AWARDS

         (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b) DOCUMENTATION. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

         (c) BOARD DISCRETION. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

         (d) TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

         (e) WITHHOLDING. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (f) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         Without intending to limit the generality of the preceding sentence, the Board may, without amending the Plan, modify Awards granted to Participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdiction with respect to tax, securities, currency, employee benefits or other matters.

         (g) CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (h) ACCELERATION. The Board may at any time provide that any Options shall become exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock based Awards may become exercisable in full or it part or be free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.      MISCELLANEOUS

         (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the close of business on the record date for such stock dividend and the close of business on the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such

Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

         (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by Section 162(m) (including the vote required under Section 162(m)).

         (e) GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to any applicable conflicts of law.

                                          Adopted by the Board of Directors on
                                          February 15, 2001

                                                                     EXHIBIT B
                                   KEANE, INC.

                              AMENDED AND RESTATED
                        1992 EMPLOYEE STOCK PURCHASE PLAN

                Adopted by the Board of Directors on May 27, 1998

                             Effective July 1, 1998

1.       PURPOSE.

         The Keane, Inc. 1992 Employee Stock Purchase Plan (the "Plan"), as hereby amended and restated effective July 1, 1998, is intended to provide eligible employees of Keane, Inc. (the "Company") and designated subsidiaries an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock of the Company, Ten Cents ($0.10) par value (the "Common Stock" or "Stock"). The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as (the "Code"), and the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements thereof.

2.       DEFINITIONS.

         For purposes hereof, in addition to those terms defined elsewhere herein, the following terms shall have the meanings indicated unless the context or applicable law shall otherwise require.

         (a) "BENEFICIARY" means one or more individuals designated as such pursuant to Section 13 hereof.

         (b) "COMPENSATION" means regular straight-time earnings, sales commissions and recruiter bonuses all prior to deduction of taxes and other withholding charges and employee contributions to employee benefit plans, but excludes employer contributions to or benefits payable under such plans.

         (c) "EMPLOYEE" means any person who is customarily employed for more than twenty (20) hours per week by the Company or any Subsidiary.

         (d) "MONTH OF SERVICE" means a calendar month in which an Employee has completed an hour of service.

         (e) "OFFERING COMMENCEMENT DATE" with respect to an Offering under the Plan means the first day of the applicable semi-annual period for such Offering pursuant to Section 4 hereof.

         (f) "OFFERING TERMINATION DATE" with respect to an Offering under the Plan means the last day of the applicable semi-annual period for such Offering pursuant to Section 4 hereof.

         (g) "PARTICIPANT" means an Employee who is participating in this Plan in accordance with the provisions hereof.

         (h) "PLAN ADMINISTRATOR" means the Treasurer of the Company.

         (i) "SUBSIDIARY" means any corporation which (i) is a "subsidiary corporation" of the Company, as that term is defined in Section 424 of the Code, and (ii) is designated as such for purposes hereof by the Board of Directors of the Company (the "Board").

3.       ELIGIBILITY.

         (a) Any Employee who shall have completed twelve (12) Months of Service with the Company or a Subsidiary, based upon the Employee's adjusted date of hire as computed by the Company or Subsidiary in accordance with its usual policies and procedures, and shall be employed by the Company or a Subsidiary on the last day of such twelve (12) month period and upon the first Offering Commencement Date thereafter, shall be eligible to participate in the Plan.

         (b) Any provision of the Plan to the contrary notwithstanding, no Employee may participate, or continue to participate, in the Plan:

              (i) if, immediately after the grant of any option to purchase Common Stock hereunder, such Employee would own and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary thereof, applying, for purposes hereof, the stock ownership attribution rules of Section 424(d) of the Code; or

              (ii) if any option to purchase Common Stock hereunder would permit such Employee's rights to purchase stock under all employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of the Common Stock determined at the time such option is granted) for each calendar year in which such Option is outstanding at any time.

4.       OFFERINGS.

         The Plan will be implemented by consecutive semi-annual offerings (referred to herein collectively as "Offerings" and individually as an "Offering") commencing on July 1, 1998, and continuing until the earlier of (i) the date on which a total of two million five hundred fifty thousand (2,550,000) shares of Common Stock have been issued under the Plan (subject to adjustment pursuant to Section 16 hereof), or (ii) June 30, 2000. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

5.       PARTICIPATION.

         (a) An eligible Employee may participate in the Plan by completing an authorization for payroll deduction on the form provided by the Company (an "Authorization") and filing it with the Plan Administrator. Each Authorization shall authorize a regular payroll deduction from the Employee's Compensation. Once an Employee has filed an Authorization, he or she will automatically participate in subsequent Offerings until and unless he or she withdraws from an Offering pursuant to Sections 7(b) or 9 hereof

         (b) The Company will maintain payroll deduction accounts for all Participants. A Participant may authorize a payroll deduction of a specified whole percentage of Compensation, up to a maximum of ten percent (10%) of his or her Compensation for the period during which he or she elects to participate in the Plan, but in no event may any Participant authorize a deduction of more than Twenty Thousand Dollars ($20,000) in any calendar year. All payroll deductions made for a Participant shall be credited to his or her account under the Plan. No Participant may make any separate cash payment into such account.

         (c) Except as provided in Sections 7(b) or 9, a Participant may not make any changes to his or her participation during an Offering and, specifically, may not during an Offering alter the amount of his or her payroll deductions for such Offering, except insofar as a change in the amount of Compensation affects the amount represented by the percentage of Compensation elected by the Participant. A Participant may make a change in his or her payroll deduction for a subsequent Offering by filing a new Authorization with the Plan Administrator prior to the Offering Commencement Date of such Offering.

6.       GRANTING OF OPTION.

         (a) For each of the Offerings, a Participant shall be deemed to have been granted an option (the "Option") to purchase, on the applicable Offering Termination Date, that number of shares of Common Stock determined by dividing the market value of a share of Common Stock on the applicable Offering Commencement Date into Twelve Thousand Five Hundred Dollars ($12,500).

         (b) For purposes hereof, the market value of Common Stock shall be the official closing price of the Common Stock on the American Stock Exchange or such other exchange or automated quotation system upon which the Common Stock shall from time to time be regularly traded, on the Offering Commencement Date and Offering Termination Date applicable to such Offering (or on the next regular business date on which shares of Common Stock shall be traded in the event that no shares of Common Stock shall have been traded on the relevant date).

7.       EXERCISE OF OPTION.

         With respect to each Offering during the term of the Plan:

         (a) Unless a Participant gives written notice of withdrawal to the Company or his or her employment is terminated, in each case as hereinafter provided, his or her Option will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering to the extent of that number of shares (including fractional shares) of Common Stock which the accumulated payroll deductions credited to his or her account at that time will purchase at the applicable Option Exercise Price, defined for purposes of each such Offering as eighty-five percent (85%) of the market value of a share of Common Stock on (i) the applicable Offering Commencement Date, or (ii) the applicable Offering Termination Date, whichever is lower. If the amount then credited to the Participant's account exceeds the purchase price of the number of shares of Common Stock with respect to which an Option has been granted to the Participant as provided in Section 6 hereof pursuant to such Offering, any excess shall be paid to the Participant (or if the Participant dies prior to payment, to his or her Beneficiary) within a reasonable period following said Offering Termination Date.

         (b) By written notice to the Plan Administrator a minimum of one (1) month prior to the Offering Termination Date applicable to any such Offering, a Participant may elect to cease all future payroll deductions and to withdraw all accumulated payroll deductions in his or her account. Such accumulated payroll deductions shall be paid to the Participant (or, if the Participant dies prior to payment, to his or her Beneficiary) within a reasonable period following said Offering Termination Date.

8.       DELIVERY.

         Within a reasonable period after the Offering Termination Date of each Offering, the Company will deliver the shares of Common Stock purchased upon the exercise of such Participant's Option to the Participant's account with the Company's agent. Upon the Participant's request, the agent will deliver one or more certificates representing such shares to the Participant by mail or, at the Participant's option, directly to a broker designated by the Participant.

9.       WITHDRAWAL.

         (a) As provided in Section 7(b), a Participant may withdraw all, but not less than all, payroll deductions credited to his or her account under any Offering by giving written notice of withdrawal to the Plan Administrator of the Company a minimum of one (1) month prior to the Offering Termination Date. All of the Participant's payroll deductions credited to his or her account will be paid to the Participant (or if the Participant dies subsequent to such notice but prior to payment, to his or her Beneficiary) within a reasonable period following said Offering Termination Date, and no further payroll deductions will be made from his or her pay during such Offering. The Company may, at its option, treat an attempt by a Participant to borrow on the security of accumulated payroll deductions as an election pursuant to Section 7(b) to withdraw such deductions.

         (b) A Participant's withdrawal from an Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company; provided, however, that any Participant who withdraws from an Offering in accordance with
Section 7(b) hereof may not participate in another Offering for a period of at least six (6) months following such withdrawal.

         (c) Upon termination of the Participant's employment with the Company or a Subsidiary for any reason other than death or disability, the payroll deductions credited to his or her account will be returned to the Participant (or, if the Participant dies subsequent to such termination of employment, to his or her Beneficiary) if such termination occurred a minimum of one (1) month prior to the Offering Termination Date. If such termination occurred less than one

(1) month prior to such Date, the Participant's Option will be deemed to have been automatically exercised in accordance with Section 7(a) hereof.

         (d) Upon termination of the Participant's employment due to death or disability, the Participant or his or her Beneficiary, by written notice given to the Plan Administrator within thirty (30) days following such termination, but in any event prior to the Offering Termination Date, may elect to:

              (i) withdraw all payroll deductions credited to the Participant's account under the Plan; or

              (ii) exercise the Participant's option pursuant to Section 7(a) hereof.

         In the event that no such written notice of election shall be timely received by the Plan Administrator, the Participant or Beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the Participant's account and the same shall be paid within a reasonable period to the Participant or said Beneficiary.

10.      INTEREST.

         No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.

11.      STOCK.

         (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan is two million five hundred fifty thousand (2,550,000) shares, subject to further adjustment upon changes in capitalization of the Company as provided in Section 16 hereof. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Section 7 hereof exceeds the number of shares of Common Stock which remain available for issue under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him or her as promptly as possible. The Company may purchase shares on the open market in order to have shares available for purchase by Participants in each Offering.

         (b) The Participant will have no interest in Common Stock to which his or her Option pertains until such Option has been exercised.

         (c) Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Company prior to the Offering Termination Date applicable thereto, in the names of the Participant and one such other adult natural person as may be designated by the Participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

12.      ADMINISTRATION.

         The Plan shall be administered by the Plan Administrator. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Plan Administrator, subject to review and modification by the Board, at its option. Determinations made by the Plan Administrator or the Board with respect to any matter or provision contained in the Plan shall, subject to Board review at its option, be final, conclusive and binding upon the Company and upon all Participants, their heirs or legal representatives. Any rule or regulation adopted by the Plan Administrator shall remain in full force and effect unless and until altered, amended, or repealed by the Plan Administrator or the Board. The Company shall indemnify the Plan Administrator and Board members to the fullest extent permitted by applicable law for any expenses incurred in defending a civil or criminal action or proceeding arising out of such individual's actions with respect to administration of the Plan in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if such individual shall be adjudicated not to have acted in good faith in the reasonable belief that such individual's action was in the best interest of the Company.

13.      DESIGNATION OF BENEFICIARY.

         A Participant may file a written designation of a Beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the Participant prior to the delivery of such shares or cash to the Participant. Such designation of Beneficiary may be changed by the Participant at any time by written notice to the Plan Administrator. Within thirty (30) days after the death of a Participant, the Beneficiary may, as provided in paragraph 9(d) hereof, elect to exercise the Participant's Option when it becomes exercisable on the Offering Termination Date of the then-current Offering. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a Beneficiary validly designated by the Participant under the Plan, and notice of election of the Beneficiary to exercise the Option, the Company shall deliver such Stock and/or cash to such Beneficiary. In the event of the death of a Participant and in the absence of a Beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Stock and/or cash to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate, and such persons shall be deemed Beneficiaries for purposes hereof. No Beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the Stock or cash credited to the Participant.

14.      TRANSFERABILITY.

         Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant otherwise than by will or the laws of descent and distribution, and any such rights are exercisable during the lifetime of the Participant only by him or her. Any such attempted assignment transfer, pledge, or other disposition, or exercise of such rights, shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7(b) hereof.

15.      USE OF FUNDS.

         All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

16.      EFFECT OF CHANGES OF COMMON STOCK.

         In the event of any changes in the outstanding shares of the Common Stock by reason of stock dividends, subdivisions, combinations and exchanges of shares, recapitalizations or merger in which the Company is the surviving corporation, the aggregate number and class of shares available under this Plan and the Option Exercise Price per share shall be appropriately adjusted by the Plan Administrator, subject to review by the Board at its option, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Options.

17.      AMENDMENT OR TERMINATION.

         The Board may at any time terminate or amend the Plan. Except as hereinafter provided, no such termination shall affect Options previously granted, nor shall an amendment make any change in any Option theretofore granted which would adversely affect the rights of any Participant. No amendment shall be made without the approval of the stockholders of the Company within twelve (12) months before or after such amendment is adopted by the Board if such amendment would (a) increase the aggregate number of shares which may be issued under the Plan (other than an increase merely reflecting a change in capitalization, such as a stock dividend or split, pursuant to Section 16 hereof); or (b) change the designation of corporations whose Employees may be granted Options hereunder, provided that the Board may, without stockholder approval, designate participating corporations from time to time from among that group of corporations consisting of the Company and its parent or subsidiary corporations (including corporations, having become parents or subsidiaries of the Company after the adoption and approval of the Plan); or if such approval is otherwise required by applicable law.

18.      NOTICES.

         All notices or other communications by a Participant or Beneficiary to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator.

19.      MERGER OR CONSOLIDATION.

         If the Company shall at any time merge into or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board shall take such steps in connection with such merger or consolidation as the Board shall deem necessary to assure that the provisions of Section 16 hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder. In the event of a merger or consolidation in which the Company is not the surviving entity, or of a sale of assets in which the Company is not the surviving entity, the Plan shall terminate, and all payroll deductions credited to Participants' accounts shall be returned to them; PROVIDED, HOWEVER, that the Board may, in the event of such merger, consolidation or sale, accelerate the Offering Termination Date of the Offering then in effect and permit Participants to purchase shares under the Plan at such accelerated Offering Termination Date.

20.      APPROVAL OF STOCKHOLDERS.

         This Plan has been duly adopted by the Board of Directors and stockholders of the Company; and the Plan, as hereby amended and restated, has been approved by the Board of Directors, subject to approval by the stockholders of the Company within twelve (12) months of the date of adoption of the Plan by the Board of Directors, if and as required by the provisions of the Plan prior to such amendment and restatement. Notwithstanding any other provision of the Plan, no Option shall be exercised unless and until the stockholders of the Company approve the amended and restated Plan, if such approval is required.

21.      REGISTRATION AND QUALIFICATION OF THE PLAN UNDER APPLICABLE SECURITIES
         LAWS.

         No Option shall be exercised under the Plan until such time as the Company has qualified or registered the shares which are subject to the Options under the applicable federal and state securities laws, to the extent required by such laws.

                                  Adopted by the Board of Directors on
                                  May 27, 1998

                                  Effective as of July 1, 1998

                                 AMENDMENT NO. 1
                                       TO
                                   KEANE, INC.
                              AMENDED AND RESTATED
                        1992 EMPLOYEE STOCK PURCHASE PLAN


VOTED: That Keane, Inc.'s 1992 Amended and Restated Employee Stock Purchase Plan be and hereby is amended by deleting Section 4 in its entirety and inserting a new Section 4 (Offerings) as set forth below:

        "4.  OFFERINGS.

         The Plan will be implemented by consecutive semi-annual offerings (referred to herein collectively as "Offerings" and individually as an "Offering"). Offerings will begin each January 1 and July 1, or the first business day thereafter. The Board of Directors may, at its discretion, chooses a different offering period of twelve (12) months or less for subsequent Offerings. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering."


                                                    Adopted by the Board of
                                                    Directors of Keane, Inc. on
                                                    February 15, 2001

                                 AMENDMENT NO. 2
                                       TO
                                   KEANE, INC.
                              AMENDED AND RESTATED
                        1992 EMPLOYEE STOCK PURCHASE PLAN


VOTED: That Keane, Inc.'s 1992 Amended and Restated Employee Stock Purchase Plan be and hereby is amended by deleting Section 11(a) in its entirety and inserting a new Section 11(a) as set forth below:

         "11.     STOCK.

                  (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan is four million five hundred fifty thousand (4,550,000) shares, subject to further adjustment upon changes in capitalization of the Company as provided in Section 16 hereof. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Section 7 hereof exceeds the number of shares of Common Stock which remain available for issue under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him or her as promptly as possible. The Company may purchase shares on the open market in order to have shares available for purchase by Participants in each Offering."



                                                    Adopted by the Board of
                                                    Directors of Keane, Inc. on
                                                    February 15, 2001

                                      PROXY

                                   KEANE, INC.

                         ANNUAL MEETING OF STOCKHOLDERS


                                  MAY 30, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, revoking all prior proxies, hereby appoints Brian T. Keane, John J. Leahy and Hal J. Leibowitz and each of them, with full power of substitution, as Proxies to represent and vote as designated hereon all shares of Keane, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 30, 2001, at 4:30 p.m., Boston Time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts and at any adjournment thereof with respect to the matters set forth on the reverse side.

                 PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
                   IN THE ENCLOSED POST-PAID RETURN ENVELOPE.


---------------    ------------------------------------------    ---------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
    SIDE                                                               SIDE
---------------    ------------------------------------------    ---------------

-------- ----------------
   X       PLEASE MARK
           VOTES AS IN
           THIS EXAMPLE.
-------- ----------------

IF NO DIRECTOR IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS SET FORTH BELOW.


1.   To fix the number of directors at seven and to                            WITHHELD FROM ALL
elect a Board of Directors for the ensuing year.           FOR ALL NOMINEES        NOMINEES
                                                                 / /                 / /
NOMINEES: John F. Keane, Brain T. Keane, Philip J.
Harkins, Winston R. Hindle, Jr., John F. Keane, Jr.,
John F. Rockart and Robert A. Shafto.

/ /  _________________________________________
         For all nominees except as noted above.

2.   To approve the adoption of the Company's 2001 Stock          FOR               AGAINST              ABSTAIN
     Incentive Plan.                                              / /                 / /                  / /

3.   To approve an amendment to the Company's 1992                FOR               AGAINST              ABSTAIN
     Employee Stock Purchase Plan to increase the number          / /                 / /                  / /
     of shares authorized for issuance under such plan
     from 2,550,000 to 4,550,000.

4.   To ratify and approve the selection by the Board of          FOR               AGAINST              ABSTAIN
     Directors of Ernst & Young LLP as the Company's              / /                 / /                  / /
     independent accountants for the current year.


                                             / /   MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.


                             IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
                             VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
                             BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                             Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

Signature: _______________________  Date: ______________________     Signature: ______________________  Date:_____________




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